Putnam
Tax-Free
Health Care
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Investing in the health-care sector has been a challenge in recent years as hospitals and other providers continue to feel the squeeze of rising costs and constrained cash flows. It should not be surprising, then, that the selection of portfolio holdings is of supreme importance and one that Putnam Tax-Free Health Care Fund's management takes seriously.

In this pursuit, Fund Manager Blake Anderson is backed by some of the most extensive credit research resources in the mutual fund industry. Putnam's analysts do more than pore over figures and run computer models; they go out into the field to see firsthand how various facilities are run. And they do not recommend a buy until they are firmly convinced that the risk/reward balance favors investment.

In his report for fiscal 2001, Blake reviews the fund's performance, explains the rationale behind the investment strategy, and offers his views about prospects as the fund enters its 10th year of operation.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 18, 2001

REPORT FROM FUND MANAGEMENT

Blake E.  Anderson

A combination of increased investor demand and falling interest rates created a positive environment for municipal bonds during Putnam Tax-Free Health Care Fund's fiscal year, which ended on May 31, 2001. As volatility in the stock market intensified, investors began to seek lower-risk securities and a more traditional blend of investments, a mix that recognized the importance of wealth preservation as well as current returns. Municipal bonds and the bond funds that feature them have enjoyed renewed popularity because of these bonds' relative stability and because the interest they pay passes to investors free of federal income taxes. This increased popularity is reflected in your fund's solid performance at net asset value, while results at market price reflect investors' improving perceptions of health-care sector holdings.

Total return for 12 months ended 5/31/01

                 NAV            Market price
-----------------------------------------------------------------------
                9.45%              19.40%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* FED EASING SPREE TRIGGERS MARKET RALLY

Fiscal 2001 was also a period of contrasts. The stock market's first bear market in a decade, a decline that started in April 2000, shook the confidence of many investors. Plunging stock prices combined with uncertainty about the economy and interest rates triggered a flight to high-quality, conservative investments. As a result, the higher-quality areas of the market, including investment-grade and insured municipal securities, performed better during the first half of the fund's fiscal year.

Although the demand for health-care services is growing, cost pressures have hurt the industry in recent years, depressing bond prices and requiring health-care providers to offer higher yields to attract investors. Today, these issuers, including hospitals with less than robust balance sheets or operating in a difficult environment, have been assigned lower ratings by the agencies that assess municipal bonds. During the second half, the Federal Reserve Board cut interest rates sharply and the bond-price rally broadened to affect the lower-quality area. It was at this point that your fund began to benefit most markedly.

[GRAPHIC OMITTED: horizontal bar chart TOP STATE ALLOCATIONS]

TOP STATE ALLOCATIONS*

California                  15.9%

Massachusetts               11.6%

Texas                        9.1%

Michigan                     7.1%

Pennsylvania                 6.2%

Footnote reads:
*Based on net assets as of 5/31/01. Holdings will vary over time.

In the first five months of 2001, the Fed cut interest rates five times for a total reduction of 2.5 percentage points in the federal funds rate, the most dramatic rate of activity since former Fed Chairman Paul Volcker's series of swift decreases in the early 1980s. Two of the Fed's recent cuts were announced outside of the Fed's normal meeting schedule, which suggests a sense of urgency on the part of the central bank and shows its resolve to prevent the economy from entering a recession.

In addition to bringing about a price rally this year, the Fed's actions caused the yield curve to steepen considerably, which means that short-term interest rates have fallen well below long-term rates. In such an environment, the best place for bond investors to be is in the middle of the curve, with the greatest emphasis on bonds with intermediate maturities. High-coupon bonds, those paying more than the market rate, also perform well when the yield curve steepens. Your fund has been emphasizing both intermediate-term bonds and those offering higher yields. While this strategy hindered performance during the fiscal year's first half, it became a strong positive in the final half.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA          48.2%

Aa/AA             2.2%

A                 7.4%

Baa/BBB          17.7%

Ba/BB             9.8%

B                13.8%

Other             0.9%

Footnote reads:
* As a percentage of market value as of 5/31/01. A bond rated Baa/BBB or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

* HEALTH-CARE INDUSTRY GAINING STRENGTH, NEW OPPORTUNITIES

The financial challenges facing the health-care industry date back to the Federal Balanced Budget Act of 1997, which placed caps on federal reimbursements to health-care facilities. Since then, the sector as a whole has regained some financial health. Poorly managed institutions closed their doors, while the federal government deployed some of its budget surpluses to help support under-funded hospitals. Many hospitals have been improving their relationships with health-maintenance organizations (HMOs) and have divested their interests in unprofitable businesses. Moreover, an increasing number of senior citizens are breathing life into the health-care industry by choosing to reside in assisted-living communities, many of which are funded through municipal bond issues.

However, the industry as a whole is still under pressure to cut costs, while meeting the demands of a growing population of aging Americans.

* MANAGER STUDIES MARKETS AS WELL AS INDIVIDUAL ISSUERS

In managing this fund, we search for attractively priced bonds issued by hospitals in strong markets -- areas like California, Massachusetts, Michigan and Texas -- as well as those that are sole providers to rural communities. In general, we look for issuers we believe to be well managed, with strong balance sheets and cash reserves to help them weather the bad periods.

California has always been a reliable source for health-care municipal bonds, but it presented a difficult environment for health-care providers even before the recent energy crisis. Despite layoffs by many California-based technology companies, unemployment in the state remains low, keeping labor costs up, including nursing costs. Nevertheless, California continues to provide a wealth of investment opportunities, in part because of its size and attractiveness to wealthy retirees.

Some health-care issuers in Massachusetts and Michigan are attractive because there are a large number of hospitals in these states. Massachusetts, for example, is home to several world-renowned teaching hospitals that are able to attract top-notch physicians, as well as patients from other states and other countries. The institutions' prestige contributes to their financial vigor. Some lesser-known hospitals in rural areas are also attractive because local competition for their services is minimal.

However, the health-care industry as a whole is still depressed, and individual bond selection is of paramount importance. Typically, Putnam analysts visit the facilities and meet with management before we make an investment, and continue this contact as long as the bonds are in your fund's portfolio. In addition to studying demographic and economic trends, we study competing health-care facilities and the regulatory environment, and we create financial models in an effort to be as certain as we can be that the risk/reward balance favors investors.

* PORTFOLIO COMPOSITION REMAINS RELATIVELY CONSTANT

Although we actively manage your fund's maturity and quality structure, throughout the past fiscal year we maintained the portfolio in what we call a barbell structure, with assets concentrated at both the high and low ends of the credit spectrum. For example, nearly half the fund's holdings carry the highest credit rating of Aaa/AAA, and we have balanced this with a position in bonds rated Baa/BBB, the lowest tier of the investment-grade sector. A small percentage of holdings are rated below investment grade or are not rated by the major bond rating agencies, but all are rated by our in-house credit department.

Although we had little need to modify the fund's composition during much of fiscal 2001, as proceeds from maturing issues became available, we used them to add to holdings with attractive yield characteristics. We have also been focusing renewed attention on credit risk. In the health-care sector, more institutions have been downgraded than upgraded, reflecting the slowing economy. The resulting unease in the market has created opportunities to invest in some issues that were selling at what appeared to be bargain prices.

* FAVORABLE ENVIRONMENT FOR BONDS SEEN

In January, there was a widespread perception that a recession was likely, if not a sure thing. We disagreed with this perception and while we do not expect growth to surge in the near term, we believe it is probable that the economy will grow at an annualized rate of 2% to 3% in the next few quarters. Despite high energy costs, we do not expect to see any significant increase in inflation. As a result of this slow to moderate growth rate, and provided inflation stays in check, we foresee a favorable backdrop for the economy and for the tax-exempt markets. If our scenario proves correct, the health-care industry should continue a gradual recovery, which would support continued strong returns for shareholders in fiscal 2002.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/01, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one region or sector and includes more risk than a fund that invests more broadly.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign you an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m., Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Tax-Free Health Care Fund is designed for investors seeking high current income free from federal income tax and consistent with the preservation of capital through a portfolio of securities in the health-care sector.

TOTAL RETURN FOR PERIODS ENDED 5/31/01

                                                      Lehman Bros.
                                           Market   Municipal Bond     Consumer
                               NAV          price            Index  price index
-------------------------------------------------------------------------------
1 year                        9.45%         19.40%           12.16%        3.50%
-------------------------------------------------------------------------------
5 years                      33.23          35.42            37.88        13.35
Annual average                5.91           6.25             6.64         2.54
-------------------------------------------------------------------------------
Life of fund
(since 6/29/92)              81.77          63.72            77.55        26.60
Annual average                6.93           5.68             6.65         2.68
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 5/31/01

-------------------------------------------------------------------------------
Distributions
(number)                                                    12
-------------------------------------------------------------------------------
Income 1                                                  $0.886
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                   $0.886
-------------------------------------------------------------------------------
Share value:                                         NAV      Market price
-------------------------------------------------------------------------------
5/31/00                                            $13.18        $11.750
-------------------------------------------------------------------------------
5/31/01                                             13.48         13.110
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                               6.36%          6.54%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                        10.44          10.74
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV and market price at end of period.

3 Assumes maximum 39.1% federal tax rate as of 2001. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 6/30/01(most recent calendar quarter)

                                                             NAV   Market price
-------------------------------------------------------------------------------
1 year                                                      8.85%         17.72%
-------------------------------------------------------------------------------
5 years                                                    33.31          39.03
Annual average                                              5.92           6.81
-------------------------------------------------------------------------------
Life of fund
(since 6/29/92)                                            83.28          65.87
Annual average                                              6.96           5.78
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

The Lehman Brothers Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.

REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Tax-Free Health Care Fund

We have audited the accompanying statement of assets and liabilities of Putnam Tax-Free Health Care Fund, including the fund's portfolio, as of May 31, 2001, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended May 31, 2000 and financial highlights for each of the years in the four-year period ended May 31, 2000 were audited by other auditors whose report dated July 7, 2000, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax-Free Health Care Fund as of May 31, 2001, the results of its operations, changes in its net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States of America.

(KPMG LLP LOGO OMITTED)

Boston, Massachusetts
July 3, 2001



THE FUND'S PORTFOLIO
May 31, 2001

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.8%) (a)
PRINCIPAL AMOUNT                                                                      RATING (RAT)            VALUE

Alabama (0.5%)
-------------------------------------------------------------------------------------------------------------------
$         1,000,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt. Wtr.),
                    Ser. A, FGIC, 5s, 2/1/41                                              Aaa         $     920,000

Alaska (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             2,083,880

Arkansas (1.8%)
-------------------------------------------------------------------------------------------------------------------
          3,300,000 AR State Hosp. Equip. Fin. Auth. VRDN
                    (Baptist Hlth.), MBIA, 3.05s, 11/1/10                                 A-1+            3,300,000

Arizona (5.0%)
-------------------------------------------------------------------------------------------------------------------
          6,345,000 Cochise Cnty., Indl. Dev. Rev. Bonds (Sierra Vista
                    Cmnty. Hosp.), Ser. B, 8 1/2s, 12/1/21                                AAA             6,642,009
          1,000,000 Pima Cnty., Indl. Dev. Auth. Hlth. Care Fac. Rev.
                    Bonds, Ser. A, 8 1/2s, 11/15/32                                       B/P               995,000
          1,875,000 Pinal Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A,
                    8 1/8s, 12/1/22                                                       B/P             1,748,438
                                                                                                      -------------
                                                                                                          9,385,447

California (15.9%)
-------------------------------------------------------------------------------------------------------------------
                    Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                    (Cap. Appn. Sub. Impt.), Ser. C, FSA
         12,485,000 zero %, 9/1/34                                                        Aaa             1,981,994
         17,000,000 zero %, 9/1/30                                                        Aaa             3,378,750
         17,000,000 zero %, 9/1/29                                                        Aaa             3,570,000
          1,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               908,750
          4,000,000 Corona, COP (Hosp. Syst. Inc.), Ser. C,
                    8 3/8s, 7/1/11 (acquired 3/5/96,
                    cost $4,000,000) (RES)                                                D/P             1,480,000
         17,105,000 Riverside Cnty., Asset Leasing Corp. Leasehold
                    Rev. Bonds (Riverside Cnty. Hosp.), MBIA,
                    zero %, 6/1/25                                                        Aaa             4,532,825
          3,000,000 San Bernardino Cnty., IF COP
                    (PA-100-Med. Ctr. Fin.), MBIA, 9.86s, 8/1/28
                    (acquired 6/27/95, cost $3,237,720) (RES) (SEG)                       AAA/P           3,802,500
          4,750,000 San Francisco, City & Cnty. Arpt. Rev. Bonds,
                    FGIC, 8.19s, 5/1/25 (acquired 1/3/96,
                    cost $5,354,105) (RES)                                                AAA             5,705,938
          1,000,000 San Joaquin Hills, Trans. Corridor Agcy. Toll
                    Road Rev. Bonds, Ser. A, MBIA, zero %, 1/15/32                        Aaa               183,750
          4,000,000 Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                               B+/P            4,015,000
                                                                                                      -------------
                                                                                                         29,559,507

Colorado (4.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Hlth. Facs. Auth. Rev. Bonds (Hosp.
                    Impt.-NCMC, Inc.), FSA, 5 3/4s, 5/15/19                               Aaa             3,138,750
          1,250,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              1,279,688
          1,500,000 Denver, Hlth. & Hosp. Rev. Bonds, Ser. A,
                    5 3/8s, 12/1/28                                                       Baa2            1,246,875
          1,845,000 Randolph Cnty. Rev. Bonds
                    (Davis Memorial Hosp.), Ser. A,
                    7.65s, 11/1/21                                                        Baa1            1,902,121
                                                                                                      -------------
                                                                                                          7,567,434

Connecticut (2.4%)
-------------------------------------------------------------------------------------------------------------------
                    CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,000,000 (Norwalk Health Care, Inc.), Ser. A, 8.7s, 7/1/22                     AAA/P           2,179,700
          2,080,000 (Edgehill), Ser. A, 6 7/8s, 7/1/27                                    AAA/P           2,337,400
                                                                                                      -------------
                                                                                                          4,517,100

Florida (4.3%)
-------------------------------------------------------------------------------------------------------------------
            880,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.8s, 11/15/31                       Baa3              895,400
          4,850,000 Orange Cnty., Hlth. Facs. Auth. IFB, Ser. 91-C,
                    MBIA, 9.1s, 10/29/21                                                  Aaa             5,183,870
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            1,995,000
                                                                                                      -------------
                                                                                                          8,074,270

Georgia (2.7%)
-------------------------------------------------------------------------------------------------------------------
          1,850,000 Fulton Cnty., Residential Care VRDN
                    (Lenbrook Square Foundation), 3.05s, 1/1/18                           A-1+            1,850,000
          1,000,000 Forsyth Cnty., Hosp. Auth. Rev. Bonds
                    (Baptist Hlthcare Sys.), 6 1/4s, 10/1/18                              B/P               920,000
                    GA Muni. Elec. Pwr. Auth. Rev. Bonds, Ser. Y,
                    AMBAC
          1,890,000 6.4s, 1/1/13                                                          A3              2,182,950
            110,000 6.4s, 1/1/13 Prerefunded                                              AAA               125,125
                                                                                                      -------------
                                                                                                          5,078,075

Illinois (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    IL Hlth. Fac. Auth. Rev. Bonds
          2,010,000 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11                        B/P             2,057,496
          1,030,000 (Cmnty. Rehab. Providers Fac.), 8 3/4s, 7/1/11
                    Prerefunded                                                           AAA/P           1,053,536
          2,000,000 (Childrens Mem Hosp.), Ser. A, AMBAC,
                    5 3/4s, 8/15/25                                                       Aaa             2,072,500
                                                                                                      -------------
                                                                                                          5,183,532

Indiana (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 IN Hlth. Fac. Fin. Auth. Rev. Bonds (Sister of
                    St. Francis Hlth.), MBIA, 5 3/8s, 11/1/27                             AAA               983,750

Iowa (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Genesis Med Ctr), 6 1/4s, 7/1/25                                     A1              1,531,875

Kentucky (1.8%)
-------------------------------------------------------------------------------------------------------------------
                    Jefferson Cnty., Hosp. IFB, MBIA
          1,400,000 9.14s, 10/23/14                                                       Aaa             1,513,750
            600,000 9.09s, 10/23/14                                                       Aaa               676,500
          1,125,000 KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev. Bonds
                    (Norton Healthcare, Inc.), Ser. A,
                    6 5/8s, 10/1/28                                                       BBB/P           1,154,531
                                                                                                      -------------
                                                                                                          3,344,781

Louisiana (1.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth.
                    Rev. Bonds (St. James Place), Ser. A, 8s, 11/1/19                     B-/P            1,513,125
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            2,030,000
                                                                                                      -------------
                                                                                                          3,543,125

Maine (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 ME Hlth. & Higher Edl. Fac. Auth. Rev. Bonds,
                    Ser. C, FSA, 5 3/4s, 7/1/30                                           Aaa             1,550,625

Maryland (1.4%)
-------------------------------------------------------------------------------------------------------------------
          2,650,000 Berlin, Hosp. Rev. Bonds (Atlantic Gen. Hosp. Fac.),
                    8 3/8s, 6/1/22                                                        BB-/P           2,650,000

Massachusetts (11.6%)
-------------------------------------------------------------------------------------------------------------------
          1,490,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (Merrimack Place), 6 3/4s, 7/1/30                                     B/P             1,294,438
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,585,000 (Refunding & Impt.), Ser. A, 7 7/8s, 8/15/24                          AAA/P           4,060,013
          3,360,000 (MA Eye & Ear Infirmary), Ser. A, 7 3/8s, 7/1/11                      AAA             3,437,717
          2,000,000 (Charleston Memorial Hosp.), Ser. B,
                    7 1/4s, 7/1/07                                                        A1              2,046,160
          1,000,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2              992,500
          3,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds
                    (Residential Dev.), Ser. E, FNMA Coll., 6 1/4s,
                    11/15/12                                                              Aaa             3,131,250
                    MA State Rev. Bonds
          2,575,000 (Rev. Cooley Dickinson Hosp.), 7 1/8s,
                    11/15/18                                                              AAA/P           2,809,969
          3,500,000 (Sisters Providence Hlth. Syst.), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa             3,858,750
                                                                                                      -------------
                                                                                                         21,630,797

Michigan (7.1%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Dickenson Cnty., Hosp. Rev. Bonds
                    (Memorial Hosp. Syst.), 8 1/8s, 11/1/24                               Ba1             5,214,375
                    MI State Hosp. Fin. Auth. Rev. Bonds
          4,130,000 (Garden City Hosp.), 8 1/2s, 9/1/17                                   Ba3             4,265,753
            500,000 (Sinai Hosp.), 6.7s, 1/1/26                                           Baa3              462,500
          1,500,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds, 6s, 8/1/23                      Baa3            1,188,750
          3,100,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            2,100,250
                                                                                                      -------------
                                                                                                         13,231,628

Minnesota (0.8%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Rochester, Hlthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  AAA/P           1,410,938

Missouri (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,700,000 MO State Hlth. & Edl. Fac. Auth. Hlth. Fac. Rev.
                    Bonds (Jefferson Memorial Hosp.),
                    6.8s, 5/15/25                                                         Baa2            1,719,125

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (Rivermead at Peterborough), 5 3/4s, 7/1/28                           BB/P              791,250
          1,500,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Alice Pecd Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           1,325,625
                                                                                                      -------------
                                                                                                          2,116,875

New Jersey (4.1%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 NJ Econ. Dev. Auth. Assisted Living Rev. Bonds
                    (Meridian Assisted Living), 6 3/4s, 8/1/30                            B/P               828,750
                    NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
          2,500,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            2,553,125
          1,450,000 (Columbus Regl. Hosp.), Ser. A, 7 1/2s, 7/1/21                        B2              1,270,563
          1,000,000 (St. Peters U. Hosp.), Ser. A, 6 7/8s, 7/1/30                         Baa2            1,006,250
          1,900,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (New Seasons of Mt. Arlingtion), 8 3/4s, 7/1/30                       B/P             1,869,125
                                                                                                      -------------
                                                                                                          7,527,813

New York (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret.
                    Rev. Bonds (Jefferson's Ferry), Ser. A,
                    7 1/4s, 11/1/28                                                       BB-/P           2,022,500
          1,000,000 Suffolk Cnty., Indl. Dev. Agcy. Fac. Rev. Bonds
                    (Southampton Hosp.), Ser. A, 7 1/4s, 1/1/20                           B-/P              948,750
                                                                                                      -------------
                                                                                                          2,971,250

Ohio (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds
                    (Kettering Med. Ctr.), 6 3/4s, 4/1/22                                 Baa1            1,022,500

Oklahoma (1.1%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Healthcare), Ser. A, 5 5/8s, 8/15/29                       B2              2,032,500

Pennsylvania (6.2%)
-------------------------------------------------------------------------------------------------------------------
          2,210,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (UPMC Hlth.), Ser. B, MBIA, 6s, 7/1/24                                Aaa             2,431,000
          2,305,000 College Township, Indl. Dev. Auth. 1st Mtge.
                    Hlth. Fac. Rev. Bonds (Nittany Valley Rehab.
                    Hosp.), 7 5/8s, 11/1/07                                               BBB-/P          2,377,031
          1,500,000 PA State Higher Edl. Facs. Auth. Rev. Bonds
                    (UPMC Hlth. Syst.), Ser. A, 6s, 1/15/31                               A+              1,496,250
          2,950,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Hosp. IFB, FGIC, 6.97s, 3/6/12                                        Aaa             3,082,750
            670,904 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Hosp. Rev. Bonds (Graduate Hlth. Syst.),
                    Ser. B, 6 1/4s, 7/1/13 (In default)                                   Ca                 64,575
            862,112 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Student Loan Rev. Bonds, Ser. A&B, 7 1/4s,
                    7/1/18 (In default) (NON)                                             Ca                 82,978
          1,895,000 York Cnty., Indl. Dev. Auth. 1st Mtge. Hlth. Fac.
                    Rev. Bonds (Rehabilitation Hosp. of York),
                    7 1/2s, 9/1/07                                                        BBB-/P          1,940,006
                                                                                                      -------------
                                                                                                         11,474,590

South Carolina (2.2%)
-------------------------------------------------------------------------------------------------------------------
            800,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              823,000
          3,000,000 SC Jobs Econ. Dev. Auth. Rev. Bonds
                    (St. Francis Hosp.-Franciscan Sisters), 7s, 7/1/15                    Baa2            3,296,250
                                                                                                      -------------
                                                                                                          4,119,250

South Dakota (1.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 SD Hlth. & Ed. Fac. Auth. Rev. Bonds
                    (Prairie Lakes), 5.65s, 4/1/22                                        Baa2            2,153,125

Tennessee (2.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
                    Bonds (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                     Baa2            2,593,750
          1,700,000 Metropolitan Govt. Nashville & Davidson Cnty.,
                    Tenn. Wtr. & Swr. IFB, AMBAC, 8.53s, 1/1/22                           Aaa             1,833,773
                                                                                                      -------------
                                                                                                          4,427,523

Texas (9.1%)
-------------------------------------------------------------------------------------------------------------------
          3,650,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB
                    (High Plains Baptist Hosp.), FSA, 9.8s, 1/1/22 (SEG)                  Aaa             3,948,278
          4,705,000 Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.), 7.9s, 5/1/11                             AAA/P           5,046,113
            895,000 Cherokee Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Nancy Travis Memorial Hosp.), 10s, 5/15/13                           AAA/P             964,282
          2,500,000 Georgetown, Hlth. Facs. Dev. Corp. Rev. Bonds,
                    6 1/4s, 8/15/29                                                       BB+             1,984,375
          3,700,000 Lufkin, Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Memorial Hlth. Syst. of East TX), 5.7s, 2/15/28                      BBB-            2,890,625
                    North Central Hlth. Fac. Dev. Corp. Rev. Bonds
                    (Hosp.), Ser. B
          1,810,000 7.861s, 5/15/08                                                       Aa3             1,895,975
            190,000 7.861s, 5/15/08 Prerefunded                                           AA-/P             198,147
                                                                                                      -------------
                                                                                                         16,927,795

Utah (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosps. Inc.),
                    AMBAC 10.05s, 5/15/20 (acquired 6/6/97,
                    cost $1,171,200) (RES)                                                Aaa             1,058,770

Vermont (0.9%)
-------------------------------------------------------------------------------------------------------------------
          1,870,000 VT Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Northwestern Med. Ctr.), 6 1/4s, 9/1/18                              BBB             1,704,038

Virginia (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Fairfax Cnty. Indl. Dev. Auth. Rev. Bonds IFB
                    (IHC Hosps. Inc.), 10.03s, 8/29/23                                    AAA             1,050,240
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $187,874,681) (b)                                         $ 185,852,158
-------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $186,172,515.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $187,874,681, resulting in gross unrealized appreciation and depreciation of $7,497,439 and $9,519,962, respectively, or net unrealized depreciation of $2,022,523.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2001 was $12,047,208 or 6.5% of net assets.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2001.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at May 31, 2001.

      The fund had the following insurance concentration greater than 10% at May 31, 2001 (as a percentage of net assets):

         MBIA    12.1%

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2001

                                    Aggregate Face  Expiration      Unrealized
                       Total Value           Value        Date    Appreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Long)            $4,669,000      $4,626,247      Sep-01         $42,753
Municipal Bond
Index (Long)             1,232,250       1,220,905      Jun-01          11,345
------------------------------------------------------------------------------
                                                                       $54,098
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2001

Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $187,874,681) (Note 1)                                        $185,852,158
-------------------------------------------------------------------------------------------
Cash                                                                                 94,105
-------------------------------------------------------------------------------------------
Interest receivable                                                               2,978,473
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       55,002
-------------------------------------------------------------------------------------------
Receivable for variation margin                                                      40,937
-------------------------------------------------------------------------------------------
Total assets                                                                    189,020,675

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               987,085
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  1,472,375
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        331,545
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           33,451
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        17,410
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,248
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                2,046
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,848,160
-------------------------------------------------------------------------------------------
Net assets                                                                     $186,172,515

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Note 1)                                                       $191,839,873
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (1,105,126)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (2,593,807)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (1,968,425)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $186,172,515

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per share ($186,172,515 divided by 13,807,168 shares)                $13.48
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Year ended May 31, 2001

Tax exempt interest income:                                                     $12,483,766
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,301,452
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      180,598
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,217
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      9,804
-------------------------------------------------------------------------------------------
Other                                                                               137,466
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,642,537
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (130,165)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,512,372
-------------------------------------------------------------------------------------------
Net investment income                                                            10,971,394
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (935,426)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                   1,283,893
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the year                                                 5,093,838
-------------------------------------------------------------------------------------------
Net gain on investments                                                           5,442,305
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $16,413,699
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                               Year ended May 31
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 10,971,394     $ 11,713,031
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   348,467       (1,540,167)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments               5,093,838      (15,829,959)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        16,413,699       (5,657,095)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
From net investment income                                            (12,231,761)     (12,500,690)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 4,181,938      (18,157,785)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     181,990,577      200,148,362
--------------------------------------------------------------------------------------------------
End of year (including distributions in excess of
and undistributed net investment income of
$1,105,126 and $151,469 respectively)                                $186,172,515     $181,990,577
--------------------------------------------------------------------------------------------------
Number of fund shares
--------------------------------------------------------------------------------------------------
Shares outstanding at beginning and end of year                        13,807,168       13,807,168
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                       Year ended May 31
-----------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $13.18       $14.50       $15.02       $14.56       $14.11
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .79          .85          .89          .91          .93
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .40        (1.26)        (.46)         .50          .42
-----------------------------------------------------------------------------------------------------
Total from
investment operations                   1.19         (.41)         .43         1.41         1.35
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.89)        (.91)        (.90)        (.91)        (.90)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --         (.05)        (.04)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.89)        (.91)        (.95)        (.95)        (.90)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.48       $13.18       $14.50       $15.02       $14.56
-----------------------------------------------------------------------------------------------------
Market value,
end of period                        $13.110      $11.750      $14.563      $14.500      $14.125
-----------------------------------------------------------------------------------------------------
Total return at
market value (%)(b)                    19.40       (13.19)        6.89         9.47        11.68
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $186,173     $181,991     $200,148     $207,331     $200,987
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89          .88          .90          .89          .90
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.91         6.19         5.98         6.11         6.45
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 12.01        12.37         8.53        16.25         7.92
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset arrangements (Note 2).




NOTES TO FINANCIAL STATEMENTS
May 31, 2001

Note 1
Significant accounting policies

Putnam Tax-Free Health Care Fund (the "fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund seeks as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of tax-exempt securities in the health care sector of the tax-exempt securities market.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis.

C) Futures and options contracts contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2001, the fund had a capital loss carryover of approximately $2,379,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $  277,000    May 31, 2007
     1,989,000    May 31, 2008
       113,000    May 31, 2009

E) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of post-October loss deferrals, dividends payable, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts, market discount and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended May 31, 2001, the fund reclassified $3,772 to decrease distributions in excess of net investment income and $9,525 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $5,753. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; therefore, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.70% of average weekly net assets.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended May 31, 2001, the fund's expenses were reduced by $130,165 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $602 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended May 31, 2001 cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $21,610,888 and $22,798,384, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle will not be material to the financial statements.



FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.



AMENDMENT TO BYLAWS
(Unaudited)


On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty
(30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities



WELCOME TO WWW.PUTNAMINVESTMENTS.COM

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

* the benefits of investing with Putnam

* Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

* the latest on new funds and other Putnam news

You can also read Putnam economist Dr. Robert Goodman's commentary and Putnam's Capital Markets outlook, search for a particular fund by name or objective, use our glossary to decode investment terms . . . and much more.

The site can be accessed through any of the major online services
(America Online, CompuServe, Prodigy) that offer web access. Of course, you can also access it via Netscape or Microsoft Internet Explorer, using an independent Internet service provider.

New features will be added to the site regularly. So be sure to bookmark us at http://www.putnaminvestments.com



FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com

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